PHOENIX VALUE EQUITY FUND,
                     A SERIES OF PHOENIX INVESTMENT TRUST 97

                 Supplement dated June 1, 2007 to the Prospectus and Statement of Additional Information dated December 31, 2006


IMPORTANT NOTICE TO INVESTORS OF PHOENIX VALUE EQUITY FUND

         The Board of Trustees of the Phoenix Investment Trust 97 (the "Board"), on behalf of Phoenix Value Equity Fund, has unanimously approved the merger of the Phoenix Value Equity Fund with and into the Phoenix Value Opportunities Fund, a series of Phoenix Equity Trust. The merger will be conducted without a shareholder vote pursuant to each fund's Declaration of Trust and rules adopted by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
               MERGING FUND                         SURVIVING FUND
------------------------------------ -------------------------------------------
 Phoenix Value Equity Fund             Phoenix Value Opportunities Fund
--------------------------------------------------------------------------------

         Pursuant to an Agreement and Plan of Reorganization (the "Agreement") approved by the Board, the Phoenix Value Equity Fund will transfer all or substantially all of its assets to the Phoenix Value Opportunities Fund in exchange for shares of the Phoenix Value Opportunities Fund and the assumption by the Phoenix Value Opportunities Fund of all liabilities of the Phoenix Value Equity Fund. Following the exchange, the Phoenix Value Equity Fund will distribute the shares of the Phoenix Value Opportunities Fund to its shareholders pro rata, in liquidation of the Phoenix Value Equity Fund.

         The merger will be effective on or about July 13, 2007. Prior to the merger, on or about June 29, 2007, all Class B Shares of the Phoenix Value Equity Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. These shareholders will then receive Class A Shares of the Phoenix Value Opportunities Fund as a result of the merger.

         Effective July 12, 2007, the Phoenix Value Equity Fund will be closed to new investors and additional investor deposits.

         Additional information about the merger, as well as information about the Phoenix Value Opportunities Fund, will be distributed to shareholders of the Phoenix Value Equity Fund upon consummation of the merger.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 2053/PVEFMerger (06/07)